General and administrative expenses	6 Months Ended
Jun. 30, 2019
Analysis of income and expense [abstract]
General and administrative expenses
General and administrative expenses
General and administrative expenses increased $4.3 million to $31.2 million from $27.0 million for the six months ended June 30, 2019 and 2018, respectively. This increase was primarily driven by an increase in restricted stock amortization and compensation expenses.